EXHIBIT 99.1

GEE GROUP TO PRESENT at LD MICRO MAIN EVENT INVESTOR CONFERENCE

IN LOS ANGELES

Jacksonville, FL, October 12, 2021 / Accesswire / GEE Group Inc. (NYSE American: JOB) (the “Company” or “GEE Group”), a provider of professional staffing services and solutions, is slated to present at the LD Micro Main Event investor conference being held October 12-14, 2021 at the Luxe Sunset Bel Air in Los Angeles, California.

Chief Financial Officer, Kim Thorpe and Chief Administrative Officer, Alex Stuckey are scheduled to present on Wednesday, October 13, 2021 at 12:00 p.m. Pacific Standard Time. They will also conduct one-on-one meetings with institutional analysts and investors. The senior management will discuss the Company’s current business operations, financial position, outlook and growth strategy. The presentation will be available via the investor relations section of GEE Group’s website at http:// www.geegroup.com.

The LD Micro Main Event has become the preeminent convention for the most powerful people in the small-cap world. Since 2008, over 1,600 companies have presented to a large community of analysts and investors. This exclusive event provides attendees with investment ideas across a wide variety of sectors. The conference will feature company presentations, Q&A sessions and management one-on-one meetings with investors.

Commenting on the conference, Derek Dewan, Chairman and Chief Executive Officer, noted, "We are privileged to have the Company’s management team attend and present at the impressive LD Micro Main Event. Our senior leadership looks forward to presenting and discussing key aspects of our business and financial performance in addition to outlining GEE’s growth strategy with current and potential investors. "

About LD Micro

LD Micro (Nasdaq: SRAX) aims to be the most crucial resource in the micro-cap world. Whether it is the index, comprehensive data, or hosting significant events on an annual basis, LD’s sole mission is to serve as an invaluable asset for all those interested in finding the next generation of great companies. http://www.ldmicro.com

About GEE Group Inc.

GEE Group Inc. (NYSE American: JOB) is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, provides medical scribes who assist healthcare professionals by preparing and maintaining required documentation for patient care utilizing electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes

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Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not strictly historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are no t guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified. Consequently, as a result these and other factors, the Company's actual results may differ materially from those expressed or implied by such forward-looking statements.

The international pandemic, the "Novel Coronavirus" ("COVID"-19), has been detrimental to and continues to negatively impact and disrupt the Company's business operations. The health outbreak has caused a significant negative effect on the global economy and employment, in general, including the lack of demand for the Company's services which is exacerbated by government and client directed "quarantines", "remote working", "shut-downs" and "social distancing". While incidences of COVID-19 have generally subsided since its initial outbreak, there continue to be signs of the virus, including emergence of variants of the original strain. Therefore, there is no assurance that conditions will continue to improve and could worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and sales people; (xii) the Company's failure to recruit qualified candidates to provide to clients as temporary workers under contract or for full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics (such as “COVID-19” referred to above), or other harmful viral or non-viral rapidly spreading diseases; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC).

More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kim Thorpe

Chief Financial Officer

904-512-7504

invest@genp.com

Source: GEE Group Inc.

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